Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2015 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
Taxes Payable
Sales tax		¥ 60,631	¥ 20,445
Withholding individual income taxes for employees		88,548	46,963
Enterprise income taxes		531,788	241,008
Others		55,247	25,874
Total taxes payable	$ 113,652	¥ 736,214	¥ 334,290